UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Samson Oil & Gas Limited

Notice of General Meeting – 30 May 2012

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

CIRCULAR TO SHAREHOLDERS

INCLUDING

NOTICE OF MEETING TO BE HELD 30 MAY 2012

EXPLANATORY MEMORANDUM

PROXY FORM

Date of Meeting

Wednesday 30 May 2012

Time of Meeting

10.00am

(Australian Western Standard Time)

Place of Meeting

Level 8, Conference Room, Exchange Plaza

2 The Esplanade

Perth, WA 6000

These documents should be read in their entirety. If shareholders are in doubt as to how they should vote, they should seek advice from their accountant, solicitor of other professional adviser prior to voting

Samson Oil & Gas Limited

Notice of General Meeting – 30 May 2012

SAMSON OIL & GAS LIMITED

ABN 25 009 069 005

Section 1	Notice of Meeting

Section 2	Explanatory Memorandum

Annexure A	Long Term Incentive Program

Annexure B	Terms and Conditions of Options

Annexure C	Proxy Statement

Proxy Form	Separate insert

These documents should be read in their entirety. If shareholders are in doubt as to how they should vote, they should seek advice from their accountant, solicitor or other professional adviser prior to voting.

Samson Oil & Gas Limited

Notice of General Meeting – 30 May 2012

SAMSON OIL & GAS LIMITED

ABN 25 009 069 005

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN that a general meeting of Samson Oil & Gas Limited will be held at the Conference Room, Level 8, Exchange Plaza, 2 The Esplanade, Perth, WA 6000
on Wednesday 30 May 2012 at 10.00am.

AGENDA

To consider, and if thought fit to pass, the resolutions set out below as ordinary resolutions.

Information on the proposals to which the resolutions relate is contained in the explanatory memorandum which accompanies and forms part of this Notice of Meeting (the “Explanatory Memorandum”). Words and expressions defined in the Explanatory Memorandum have the same meanings where used in this Notice of Meeting.

RESOLUTION 1 – APPROVAL OF LONG TERM INCENTIVE PROGRAM

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 7.2, exception 9, NYSE Amex Listing Rule Section 711, and all other purposes, this meeting approves the establishment of and issue of securities in the Company under the Long Term Incentive Program, a copy of which is set out in Appendix “A” to the explanatory memorandum which accompanied the notice convening this meeting”

Note:

In accordance with Listing Rule 7.5.6, the Company will disregard any votes cast on resolution 1 by any director of the Company (except a director who is ineligible to participate in any employee incentive scheme in relation to the Company) any of their associates.

However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RESOLUTION 2 – ISSUE OF SHARES TO T BARR UNDER LONG TERM INCENTIVE PROGRAM

“That, subject to the passing of resolution 1 set out in the notice convening this meeting, for the purposes of ASX Listing Rule 10.14, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of up to 2,645,570 shares in the Company to Mr T. Barr, a director of the Company (or his nominee) under the Long Term Incentive Program approved by that resolution.

Note:

(a)	The shares referred to in resolution 2 will be issued within 12 months after the date of the general meeting.

(b)	The shares will be issued for no cash consideration, and accordingly no funds will be raised from the issue.

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Notice of General Meeting – 30 May 2012

(c)	In accordance with Listing Rule 10.15.5 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on resolution 2 by Mr Barr or any of his associates.

However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or
•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RESOLUTION 3 – ISSUE OF OPTIONS TO V RUDENNO

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 3,000,000 options to subscribe for shares in the Company to Dr V Rudenno, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting:

Note:

(a)	The options referred to in resolution 3 will be issued within one month after the date of the general meeting.

(b)	The options will be issued free of charge and no funds will be raised from the issue.

(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on resolution 3 by Dr Rudenno or any of his associates.

However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or
•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RESOLUTION 4 – ISSUE OF OPTIONS TO T BARR

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 3,000,000 options to subscribe for shares in the Company to Mr T Barr, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting:

Note:

(a)	The options referred to in resolution 4 will be issued within one month after the date of the general meeting.

(b)	The options will be issued free of charge and no funds will be raised from the issue.

(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on resolution 4 by Mr Barr or any of his associates.

However, the Company will not disregard a vote if:

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•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or
•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RESOLUTION 5 – ISSUE OF OPTIONS TO K. SKIPPER

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 2,000,000 options to subscribe for shares in the Company to Mr K. Skipper, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting:

Note:

(a)	The options referred to in resolution 5 will be issued within one month after the date of the general meeting.

(b)	The options will be issued free of charge and no funds will be raised from the issue.

(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on resolution 5 by Mr Skipper or any of his associates.

However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or
•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RESOLUTION 6 – ISSUE OF OPTIONS TO D. CRAIG

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 2,000,000 options to subscribe for shares in the Company to Dr D Craig, a director of the Company (or her nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting:

Note:

(a)	The options referred to in resolution 6 will be issued within one month after the date of the general meeting.

(b)	The options will be issued free of charge and no funds will be raised from the issue.

(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on resolution 6 by Dr Craig or any of her associates.

However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

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Notice of General Meeting – 30 May 2012

PROXIES

In accordance with section 249L of the Corporations Act 2001, members are advised that:

•	each member has a right to appoint a proxy;

•	the proxy need not be a member of the Company;

•	a member who is entitled to cast two or more votes may appoint two proxies and may specify the proportion or number of votes each proxy is appointed to exercise. If no proportion or number is specified, then in accordance with section 249X(3) of the Corporations Act 2001, each proxy may exercise one-half of the votes.

In accordance with section 250BA of the Corporations Act 2001, the Company specifies the following information for the purposes of receipt of proxy appointments:

Registered Office:	Level 36, Exchange Plaza
2 The Esplanade
Perth WA 6000

Facsimile Number:	(08) 9220 9820 (international number: +61 8 9220 9820)

Postal Address:	PO Box 7654
Cloisters Square
Perth WA 6850

Each member entitled to vote at the general meeting has the right to appoint a proxy to attend and vote at the meeting on his behalf. The member may specify the way in which the proxy is to vote on each resolution or may allow the proxy to vote at his discretion. The instrument appointing the proxy must be received by the Company at the address specified above at least 48 hours before the time notified for the meeting (proxy forms can be lodged by facsimile).

In accordance with regulation 7.11.38 of the Corporations Regulations 2001, the Company determines that ordinary shares held as at 10.00am on 28 May 2012 will be taken, for the purposes of the general meeting, to be held by the persons who held them at that time.

By Order of the Board

D I Rakich
Company Secretary
11 April 2012

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Notice of General Meeting – 30 May 2012

SAMSON OIL & GAS LIMITED
ABN 25 009 069 005

EXPLANATORY MEMORANDUM TO SHAREHOLDERS

1.	INTRODUCTION

This Explanatory Memorandum has been prepared for the information of shareholders of Samson in connection with the business to be transacted at the general meeting of the Company to be held on Wednesday 30 May 2012.

At that meeting, shareholders will be asked to pass resolutions:

•	approving the Long Term Incentive Program;

•	approving the issue of shares to T Barr under that Program; and

•	approving the issue of options to Directors.

Details of these proposals are set out in this Explanatory Memorandum, which shareholders are urged to read carefully.

The purpose of this Explanatory Memorandum is to provide information that the Board believes to be material to shareholders in deciding whether or not to pass these resolutions. The Explanatory Memorandum explains the resolutions and identifies the Board’s reasons for putting them to shareholders. It should be read in conjunction with the accompanying Notice of Meeting.

2.	GLOSSARY

The following terms and abbreviations used in this Explanatory Memorandum have the following meanings:

Act or Corporations Act	Corporations Act 2001 (Cth.)

A$ or $	Australian dollars

ASIC	Australian Securities and Investments Commission

ASX	ASX Limited (ACN 008 624 691)

ASX Listing Rules or Listing Rules	The Official Listing Rules of the ASX, as amended from time to time

Board	The board of directors of the Company

Director	A director of the Company

General Meeting	The general meeting of the Company to be held on 30 May 2012

LTIP	Long Term Incentive Program, a copy of which is set out in Annexure A to this Explanatory Memorandum.

Notice of Meeting	The notice convening the General Meeting which accompanies this Explanatory Memorandum

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Notice of General Meeting – 30 May 2012

Option	An option to subscribe for a Share.

Samson or Company	Samson Oil & Gas Limited (ABN 25 009 069 005)

Shares or Samson Shares	Fully paid ordinary shares in the Company

US$	United States of America dollars

3.	RESOLUTION 1 – APPROVAL OF LONG TERM INCENTIVE PROGRAM

The purpose of the LTIP is to provide employees with incentives linked to the performance of the Company.

ASX Listing Rule 7.1 prohibits the Company from issuing equity securities which, in aggregate, exceed 15% of the issued share capital of the Company in any 12 month period.

ASX Listing Rule 7.2 Exception 9 provides that ASX Listing Rule 7.1 does not apply in respect of securities issued by the Company under an employee incentive scheme, if the scheme has been approved by shareholders within the three years before the date of issue of the relevant securities. The Company therefore seeks shareholder approval under ASX Listing Rule 7.2, Exception 9 so that the future issue of securities under the LTIP will not be counted for the purposes of ASX Listing Rule 7.1.

The LTIP will be offered to senior managers of Samson in accordance with exemptions to disclosure under Part 6D.2 of the Corporations Act.

In addition, NYSE Amex Rule 711 requires approval of shareholders with respect to the establishment of any equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Shares issued under the LTIP are at the discretion of the Board. The terms of the LTIP are contained in Annexure A to this Explanatory Memorandum. Those terms may be updated or amended from time to time at the discretion of the Directors.

Shares issued under the LTIP will be subject to restrictions on transfer and a risk of forfeiture. Shares issued under the LTIP will vest in four (4) instalments in accordance with Section 3 of the LTIP contained in Annexure A to the Explanatory Memorandum.

The Chairman intends to vote all undirected proxies in favour of this resolution. To authorise the Chairman to vote as your proxy in accordance with that intention, please follow the instructions on the proxy form carefully and mark the appropriate box.

4.	RESOLUTION 2 – ISSUE OF SHARES TO T BARR UNDER LONG TERM INCENTIVE PROGRAM

Mr Barr is a director of the Company and is deemed under the Corporations Act and the Listing Rules to be a related party of Samson by virtue of that fact.

As such, an issue of Samson Shares to Mr Barr requires shareholders' approval. The purpose of Resolution 2 is to seek that approval.

The Shares are to be issued to Mr Barr at a price of 9.3 cents per Share, this being the combined volume-weighted average price of Samson Shares as that term is defined in the LTIP as set out in Annexure A.

Shares issued under the LTIP will be subject to restrictions on transfer and a risk of forfeiture. Shares issued under the LTIP will vest in four (4) instalments in accordance with Section 3 of the LTIP contained in Annexure A to the Explanatory Memorandum.

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Shareholder approval for the issue of Shares to Mr Barr is also required under section 208 of the Corporations Act.

Under section 208, subject to certain exceptions (none of which is applicable here), the Company cannot give a financial benefit to a related party without prior shareholder approval. A director is a "related party" of the Company for this purpose, whilst the issue of the Samson Shares constitutes a "financial benefit". Hence approval under section 208 is required.

The number of Shares to be issued to Mr Barr under the LTIP was arrived at by assessing the value of the remuneration package that would be necessary in order to retain and motivate an individual of his calibre.

For the purposes of Listing Rule 10.15, the following information is provided in relation to Resolution 2:

1)	The maximum number of shares to be issued to Mr T Barr is 2,645,570 shares.

2)	No shares have been issued under the LTIP.

3)	Mr Barr, being an Executive Director is the only director of the Company entitled to participate in the LTIP.

4)	No loan will be provided in relation to the LTIP.

The following information is provided to shareholders in accordance with section 219 of the Act to enable them to access whether or not it is in the Company's interests to pass resolution 2:

(a)	The person to whom the resolution would permit a financial benefit to be given is Mr Barr, a director of the Company and therefore a related party of the Company by virtue of section 228(2)(a) of the Act.

(b)	The nature of the financial benefit to be given is the issue of the Shares referred to in resolution 2.

(c)	The aggregate value of the Samson Shares to be issued to Mr Barr is US$250,800.

(d)	Over the last 12 months, the highest recorded sale price of Samson Shares in trading on the ASX was $0.225 (on 08/03/2011), and the lowest recorded sale price was $0.082 (on 19/11/2011). The last recorded sale price of Samson Shares before lodgement of this Explanatory Memorandum with ASIC was $0.012.

(e)	Mr Barr currently has the following relevant interests in Samson securities:

Samson Shares	Options Ex. 8 cents	Options Ex. 1.5 cents

10,025,832	10,000,000	512,960

(f)	If all of the Samson Shares the subject of resolution 2 are issued, existing shareholders' interests in the Company would be diluted by approximately 0.15%, assuming no other Shares were issued (including by way of exercise of existing Options) in the meantime.

(g)	Although resolution 2 is an independent resolution and not dependent on the passing of any of the other resolution set out in the Notice of Meeting, in the circumstances the Directors do not consider it appropriate to make a recommendation to shareholders about any of the resolutions, notwithstanding that each Director only has a personal interest in the resolution which relates to a proposed issue of Shares or Options to him.

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Notice of General Meeting – 30 May 2012

(h)	There is no other information known to the directors of the Company that is reasonably required by shareholders in order to make a decision whether or not it is in the Company's interest to pass resolution 2.

5.	RESOLUTIONS 3, 4, 5 & 6 – ISSUE OF OPTIONS TO DIRECTORS

The purpose of the issue of Options contemplated by resolutions 3, 4, 5 and 6 is to recognise and reward the directors’ efforts to date on the Company’s behalf, as well as to provide them with an additional incentive to continue those efforts for the benefit of the Company and its shareholders.

The Options form part of the non-executive directors’ remuneration packages which, in addition to the Options, are as follows:

Name of Director	Position	Remuneration (A$) per annum (effective January 1, 2012)

V. Rudenno	Non-Executive	105,000

K. Skipper	Non-Executive	80,000

D. Craig	Non-Executive	80,000

The Company is cognisant of the ASX Principles of Good Corporate Governance and Best Practice Recommendations, which recommend against the issue of options to non-executive directors.  However, the Board considers the grant of the Options pursuant to resolutions 3, 5 and 6 to be reasonable in the circumstances given the Company's size and stage of development and the necessity to attract and retain the highest calibre of professionals to the role.

The Options also form part of Mr Barr’s remuneration package including share based payments as managing director which, in addition to the Options and the Shares the subject of resolution 2, comprises a salary and other benefits totalling US$1,160,686 as detailed in the Remuneration Report which formed part of the Company's 2011 Annual Report.

It is proposed to issue the Options in the following proportions:

Name of Director	Options

V. Rudenno	3,000,000

T. Barr	3,000,000

D. Craig	2,000,000

K. Skipper	2,000,000

Each Option is exercisable at a price of A$0.15 each and expires on 30 March 2016.

The number, exercise price and other terms of the Options to be issued to the directors have been arrived at by assessing the value of the remuneration packages that would be necessary in order to retain and motivate individuals of their calibre given the duties and responsibilities imposed on non-executive directors and, in Mr Barr's case, the competitive nature of the current market for senior oil and gas executives.

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Notice of General Meeting – 30 May 2012

The Options will be issued on the terms set out in Annexure “B” to this Explanatory Memorandum.

The Options will be issued for no consideration and consequently no funds will be raised by the issue. A total of A$1,500,000 in additional share capital would be raised if the Options were exercised in full. In accordance with Listing Rule 10.13.3 the options will be issued within one month after the date of the general meeting.

Shareholder approval is required under section 208 of the Corporations Act for the Company to give a financial benefit to a related party. Each director is a “related party” of the Company for this purpose, whilst the issue of the Samson Options to the directors constitutes a “financial benefit”.

The following information is provided to shareholders in accordance with section 219 of the Act to enable them to access whether or not it is in the Company’s interests to pass resolutions 3, 4, 5 and 6.

(a)	The persons to whom the resolutions would permit a financial benefit to be given are V Rudenno, T M Barr, K Skipper and D Craig, each of whom is a director of the Company and therefore a related party of the Company by virtue of section 228(2)(a) of the Act.
(b)	The nature of the financial benefit to be given is the issue of the Options referred to in resolutions 3, 4, 5 and 6.
(c)	Based on the Black Scholes valuation method, the Company estimates that, as at 28 March 2012, the Options had a value of 7.0 cents each, giving a total value of $210,000 for the Options to be issued to Dr Rudenno, $210,000 for the Options to be issued to Mr Barr, $140,000 for the Options to be issued to Mr K Skipper and $140,000 for the Options to be issued to Ms D Craig.

The key assumptions used in arriving at the valuation were:

Exercise price	:	15 cents
Expiry date	:	31 March 2016
Volatility factor	:	100.58%
Share price	:	11 cents
Risk-free interest rate	:	6.13%
Dividend yield	:	-

(d)	Over the last 12 months, the highest recorded sale price of Samson Shares in trading on the ASX was $0.225 (on 08/03/2011), and the lowest recorded sale price was $0.082 (on 19/11/2011). The last recorded sale price of Samson Shares before lodgement of this Explanatory Memorandum with ASIC was $0.011.

(e)	The Directors currently have the following relevant interests in Samson securities:

Name of Director	Samson Shares	Options Ex. 20 cents	Options Ex. 8 cents	Options Ex. 1.5 cents	Options Ex. 15.5 cents

V. Rudenno	4,236,502	500,000	6,000,000	300,000	-

T. Barr	10,025,832	-	10,000,000	512,960	-

K. Skipper	736,502	500,000	6,000,000	-	-

D. Craig	-	-	-	-	4,000,000

(f)	If all of the Samson Options the subject of resolution 3, 4, 5 and 6 were to be exercised, existing shareholders’ interest in the Company would be diluted by approximately 0.57%, assuming no other Shares were issued (including by way of exercise of existing options) prior to the exercise of those Options, except the Shares the subject of resolution 2.

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Notice of General Meeting – 30 May 2012

(g)	Although each of resolutions 3, 4, 5 and 6 is an independent resolution, in the circumstances the Directors do not consider it appropriate to make a recommendation to shareholders about any of the resolutions, notwithstanding that each Director only has a personal interest in the resolution which relates to a proposed issue of Options to him.

(h)	There is no other information known to the directors of the Company that is reasonably required by shareholders in order to make a decision whether or not it is in the Company’s interests to pass resolutions 3, 4, 5 and 6.

7.	ACTION TO BE TAKEN BY SHAREHOLDERS

Shareholders should read this Explanatory Memorandum carefully before deciding how to vote on the resolutions set out in the Notice of Meeting.

Attached to the Notice of Meeting is a proxy form for use by shareholders. All shareholders are invited and encouraged to attend the General Meeting or, if they are unable to attend in person, to complete, sign and return the proxy form to the Company in accordance with the instructions contained in the proxy form and the Notice of Meeting. Lodgement of a proxy form will not preclude a shareholder from attending and voting at the General Meeting in person.

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Notice of General Meeting – 30 May 2012

ANNEXURE “A”

LONG TERM INCENTIVE PROGRAM

Section 1.	Grant of Restricted Stock and Cash Performance Awards.

1.1	This Long Term Incentive Program (this “Program”) of Samson Oil & Gas, Limited (“Samson”) has been adopted by the Compensation Committee (the “Committee”) of Samson’s Board of Directors in order to establish a program for granting long term equity incentive awards (“Awards”) to employees of Samson and its Affiliates (“Participants”).

1.2	Awards will consist of (i) Samson’s ordinary shares (“Shares”), a portion of which Shares will be subject to restrictions on transfer and a risk of forfeiture until vesting (“Restricted Stock”) and (ii) matching Performance Awards (“PAs”) payable in cash that vest at the same times as the corresponding Restricted Stock in the Award. Awards will not be made in the form of American Depositary Shares (“ADSs”) but Participants may elect to exchange Shares for ADSs at any time, subject to the provisions of Section 5.1.2 of this Program.

1.3	Awards are granted to Participants in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant, including any Short Term Awards (as defined below).

1.4	Awards are subject to all the terms of this Program, to any necessary approvals from Samson's shareholders, and to any interpretive rules governing the Program that may be adopted by the Committee from time to time (the “Rules”).

1.4.1	The Rules may be adopted, modified, repealed and interpreted as the Committee determines, in its sole discretion, but may not be inconsistent with this Program.

Section 2.	Grant of Awards.

2.1	Beginning in January of 2012 and continuing thereafter unless this Program is terminated by the Committee, Awards shall be made to all Participants upon the Committee’s acceptance of the final formulation of the short term cash bonuses or awards (the “Short Term Awards”) payable to Participants for the immediately preceding period of time (the “Prior Bonus Period”).

2.1.1	For this purpose, “Short Term Awards” refers to (a) amounts payable to Participants based on the increase in the combined monthly volume weighted average price of the Shares and the ADSs on the ASX and the NYSE Amex, respectively, between December of 2010 and December of 2011 (the “2011 Bonus Plan”), (b) amounts payable to Participants under the Incentive Compensation Program adopted by the Committee for the six (6) month period ending June 30, 2012 (the “June 2012 Bonus Plan”) and (c) any amounts payable under future short term cash bonus or incentive compensation plans (the “Future STI Plans”) (together with the 2011 Bonus Plan and the June 2012 Bonus Plan, “Short Term Plans”).

2.1.2	Awards under this Program that are based upon the amounts payable under the 2011 Bonus Plan and June 2012 Bonus Plan shall be deemed approved by the Committee upon the Committee’s adoption of this Program. Awards that are based on the amounts payable under Future STI Plans shall be approved by the Committee when the Committee establishes such Future STI Plans.

2.2	The number of Shares awarded to each Participant as part of the Award shall be determined by dividing (i) the amount of the Participant’s Short Term Award for the Prior Bonus Period by (ii) the Twenty Day CVWAP, as defined in Section 4 of this Program, for the last twenty (20) trading days of the Prior Bonus Period.

2.3	The Restricted Stock shall be non-transferable and subject to a risk of forfeiture until vested. Shares that are not Restricted Stock will be immediately transferable and not subject to a risk of forfeiture upon receipt of all necessary shareholder approvals of this Program and the Award, if any.

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2.4	The PAs corresponding to the Restricted Stock will also be non-transferable and subject to a risk of forfeiture based on the Vesting Schedule. PAs that correspond to Shares that are not Restricted Stock will be immediately transferable and not subject to a risk of forfeiture upon receipt of all necessary shareholder approvals of this Program and the Award, if any. The PAs will have a value equal to fifty percent (50%) of the Twenty Day CVWAP of the corresponding Shares for the twenty (20) trading days immediately preceding the date that the Shares and PAs vest, as described in Section 3 (the “Vesting Date”).

2.5	The method for calculating the Twenty Day CVWAP on the Vesting Date is set forth in Section 4 of this Program and may be further defined by the Committee in the Rules.

2.6.	Participants are responsible for payment of all income taxes and other taxes, including FICA and Medicare, for Awards. When such taxes accrue on the Vesting Date, Samson is required by law to withhold such taxes from compensation paid to Participants. As a result, Samson will withhold some or all of the cash that would otherwise be payable to Participants on the Vesting Date on account of the vesting of the PAs to pay all or a portion of such withholding obligations. If a Participant’s withholding obligation exceeds the amount of the PAs, then Samson may require the Participant to pay the balance either by payment to Samson or by withholding additional taxes from the Participant’s other compensation from Samson, as Samson elects.

2.7	No more than a total of 200,000,000 Shares may be issued under this Program.

Section 3.	Vesting Schedule.

3.1	Awards will vest in four (4) equal instalments. The first 25% instalment of Shares and PAs will vest immediately upon the last to occur of (i) the grant of the Award (the “Grant Date”) and (ii) the receipt of all necessary shareholder approvals of this Program and the Award, if any. The remaining three (3) instalments of Restricted Stock and PAs will vest on the first, second and third anniversary dates, respectively, of the Grant Date for Participants who continue to provide services to Samson through each such Vesting Date, again subject to receipt of all necessary shareholder approvals, if any.

3.2	Upon a Participant’s termination of employment for any reason, all unvested Awards shall be forfeited by such Participant; provided, however, unvested Awards will vest immediately if the termination of employment is the result of death or Disability (as defined by the Committee in the Rules) and will continue to vest after termination if such termination is the result of Retirement (as defined by the Committee in the Rules) and the Participant provides consulting services to Samson after such Retirement for so long as such Awards continue to vest.

3.3	If there is a Change of Control of Samson prior to any Vesting Date, then all Awards will fully vest on the date that the Change of Control occurs, except to the extent that all necessary shareholder approvals of this Program or the Award have not been received. For purposes of this Agreement, a “Change of Control” occurs if (i) any person, entity or group becomes the beneficial owner, directly or indirectly, of 50% or more of the voting securities of Samson; or (ii) as a result of, or in connection with, any tender offer, exchange offer, merger, business combination, sale of assets or contested election of directors (a "Transaction"), the persons who were directors of Samson immediately before the Transaction no longer constitute a majority of the directors of Samson; or (iii) Samson is merged or consolidated with another company and, as a result of the merger or consolidation, less than 51% of the outstanding voting securities of the surviving company is then owned in the aggregate by the former stockholders of Samson; or (iv) Samson transfers all or substantially all of its assets to another company that is not a wholly owned subsidiary of Samson.

Section 4.	Twenty Day CVWAP.

4.1	“Twenty Day CVWAP” refers to a combined volume weighted average price for Shares and ADSs calculated by an independent body acceptable to the Committee (such as Samson’s independent auditors) on the basis of a volume weighted average price of each individual trade in Shares and ADSs recorded by the ASX and the NYSE Amex, respectively, during twenty (20) consecutive trading days. If any calendar date in the twenty (20) day period is not a trading day on both the ASX and the NYSE Amex, then that calendar date will not be included in the calculation, which will instead use the preceding calendar date that was a trading day on both the ASX and the NYSE Amex.

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4.1.1.	If for any reason individual trade data is not available, then the independent body selected by the Board shall use the best information available to make a comparable calculation for each day’s trades.

4.1.2	Because each ADS represents 20 ordinary shares, the trading volume of the ADSs will be converted to ordinary shares before averaging, with the result that the NYSE Amex ADS trading volume will be multiplied by 20 (or in accordance with the then Shares to ADS ratio, if different) to determine the number of Shares equivalents traded.

4.1.3	For each trading day on the NYSE Amex, the price and volume of ADS trades will first be converted to ordinary share equivalents, in U.S. dollars, and then the price of those converted trades will be further converted to Australian dollars using the exchange rate quoted by the Reserve Bank of Australia for that trading day. Each trade on the ASX and on the NYSE Amex (after the foregoing conversion of the ADSs to ordinary share equivalents in Australian dollars) shall then be valued by multiplying the number of ordinary shares or ordinary share equivalents in the trade times the trade price in Australian dollars.

Section 5.	Delivery of Restricted Stock and Payment of PAs.

5.1	The first instalment of 25% of the Shares, which are not Restricted Stock, will be issued by delivering to the Participant an uncertificated holding statement in respect of the Shares as soon as practicable after receipt of all necessary shareholder approvals of this Program and the Award, if any. The remaining three instalments of Shares, which are Restricted Stock, will be delivered to Participants at the same time and in the same manner as the other Shares but will be subject to an escrow arrangement and a holding lock. Such escrow arrangement and holding lock (i) will enforce the non-transferability of the Restricted Stock until the relevant Vesting Dates and (ii) will execute the forfeiture of unvested Restricted Stock if the Participant’s service to Samson terminates before a Vesting Date, as directed by the Committee (together, the “Restrictions”).

5.1.1	Such escrow arrangement will be by and between Samson, the Participants and the Registrar for the Shares, Security Transfer Registrars Pty Ltd, or any successor Registrar.

5.1.2	If a Participant wishes to exchange Restricted Stock for ADSs before vesting, a corresponding escrow arrangement imposing the Restrictions will be required by and between Samson, the Participant and the Depositary for the ADSs, Bank of New York Mellon, or any successor Depositary.

5.2	As soon as practicable after (a) the vesting of an Award, whether on the Grant Date or a Vesting Date, and (b) the receipt of all necessary shareholder approvals of this Program and the Award, if any, and in no event after the latest to occur of (i) the 15th day of the third month following the end of Participant’s taxable year in which vesting and all necessary shareholder approvals occur or (ii) the 15th day of the third month following the end of Samson’s taxable year in which vesting and all necessary shareholder approvals occur, Samson will (A) cause the Registrar to release the Restrictions on all vested Shares of Restricted Stock and (B) pay the PAs corresponding to the vested Shares, subject to any withholding obligations of the Participants.

5.2.1	Samson’s obligation to release the Restrictions and to pay vested PAs may be conditioned upon the Participant providing Samson with any representations, documents or assurances that may be required by law, government regulations, stock exchange rules or otherwise, or as may be specified in the Rules.

5.3	If and to the extent that any Shares of Restricted Stock do not vest and are forfeited, then the corresponding PAs in the Award will not vest and will be forfeited.

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Section 6.	Miscellaneous.

6.1	If Samson’s outstanding Shares are, without receipt of consideration by Samson, increased or decreased or changed into or exchanged for a different number or kind of securities of Samson by reason of any stock split, reverse split, recapitalization, reclassification, reorganization, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Samson, an appropriate and proportionate adjustment shall be made by the Committee. No fractional or partial Shares or units of other securities shall be issued pursuant to any such adjustment; rather, any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share or unit. Any adjustments made will comply with applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”)

6.2	The terms of this Program relating to the time for payment or distribution of Awards shall supersede any inconsistent provisions in any pre-existing agreements between Participants and Samson that may be interpreted as providing for the acceleration of an Award.

6.3	The Committee shall determine, by Rules or otherwise, the effective date of a Change of Control and the procedures for the resulting vesting of Awards.

6.4	A Participant receiving Awards containing Restricted Stock in the form of Shares or ADSs shall be the owner of such Shares or ADSs and shall have all the rights of an owner other than those withheld by the Restrictions, provided, however, that upon forfeiture of the Restricted Stock on account of a failure to provide continuous services through a Vesting Date, the Participant shall immediately lose all rights of an owner with respect to the forfeited Shares or ADSs.

6.5	The Committee may grant Awards to Participants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, on terms and conditions different from those specified in this Program as may, in the judgment of the Committee, be necessary or desirable.

6.6	It is intended that this Program and any grants made to a Participant subject to Section 16 of the Securities Exchange Act of 1934 meet all of the requirements of Rule 16b-3 thereunder. If any provision of this Program or any Award hereunder would disqualify this Program or such Award, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed to be amended to conform to Rule 16b-3.

6.7	This Program, and any Awards, Rules, determinations or decisions of the Committee and rights of Participants hereunder, shall be determined in accordance with the laws of the State of Colorado.

6.8	References in this Program to the "forfeiture" of Shares shall be construed as references to an employee share scheme buy-back of the Shares under section 257B of the Corporations Act 2001 of Australia, and by accepting the terms and conditions set forth in this Program a Participant will be deemed to have appointed Samson's company secretary for the time being as the Participant's agent and attorney for the purpose of executing any documents and taking any other steps necessary to effect that buy-back.

Section 7.	United States Income Tax Provisions

7.1	If Samson determines that any payment or distribution to or for the benefit of any Participant (under this Program or otherwise) (collectively, “Payments”) is or would be subject to the excise tax imposed by Section 4999 of the Code, including any interest or penalties thereon (collectively, the “Excise Tax”), such Payments shall be reduced to the extent required to prevent the imposition upon the Participant of any Excise Tax.

7.1.1	Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with Samson or participates in a severance program sponsored by Samson or one of its Affiliates that contains express provisions regarding Section 280G or Section 4999 of the Code (or any similar successor provision), the provisions of such agreement or plan shall control as to any Payments due to that Participant.

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7.2	This Program does not intend to provide for any deferral of compensation subject to Section 409A of the Code and this Program shall be operated accordingly. If any provision of this Program or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

7.2.1	If at any time Samson’s tax advisors determine that the terms of any outstanding Award results provides for a deferral of compensation and in additional tax or interest to the Holder under Section 409A of the Code, the Committee shall have the authority to enter into an amendment of such Award, consistent with this Program, that is designed to avoid such additional tax or interest.

7.2.2	If, following the application of the immediately preceding paragraph, any Award is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the Treasury Regulations issued thereunder are incorporated herein by reference to the extent necessary for any Award that is subject to Section 409A of the Code to comply therewith. In such an event, the provisions of this Program shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and this Program shall be operated accordingly. If any provision of this Program or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

7.2.3	Samson does not guarantee to any Participant or any other person that any Award intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Award intended to comply with Section 409A of the Code shall so comply, nor will Samson indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

7.3	If a Participant makes an election permitted under Code Section 83(b) in connection with any Award under this Program, such Participant must notify Samson in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

Section 8.	Acceptance by Participants.

Participants must accept the terms and conditions set forth in this Program in writing no later than ten (10) days after receipt of all necessary shareholder approvals of this Program and the Award, if any, in order to receive Awards under this Program. Acceptance will include acceptance of all of the terms of this Program and of the Rules, when and as promulgated by the Committee.

Section 9.	Amendment and Termination.

The Committee at any time, and from time to time, may terminate the Program and may amend the Program or any Award hereunder. However, no amendment of any outstanding Award shall adversely and materially affect the rights of the Participant unless the Participant consents in writing. Upon termination of the Program, no additional Awards shall be issued but outstanding Awards shall remain outstanding in accordance with their terms.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

ANNEXURE “B”

TERMS AND CONDITIONS OF OPTIONS

1.	Each option entitles the holder to subscribe for and be allotted one fully paid ordinary share in the Company at an issue price of A$0.15.

2.	The options will expire on 31 March 2016 (the Expiry Date).

3.	The options are exercisable at any time on or prior to the Expiry Date by notice in writing to the directors of the Company accompanied by payment of the exercise price.

4.	The options are not transferable and no application will be made to the ASX for Official Quotation of the options.

5.	All shares issued upon exercise of the options will rank pari passu in all respects with the Company's then existing fully paid ordinary shares. The Company will apply for Official Quotation by the ASX of all shares issued upon exercise of the options.

6.	There are no participating rights or entitlements inherent in the options and holders will not be entitled to participate in new issues of capital offered to shareholders during the currency of the options. However, the Company will send a notice to each holder of options at least nine business days before the record date. This will give optionholders the opportunity to exercise their options prior to the date for determining entitlements to participate in any such issue.

7.	If from time to time on or prior to the Expiry Date the Company makes an issue of shares to the holders of ordinary shares in the Company by way of capitalisation of profits or reserves (a bonus issue), then upon exercise of his options an optionholder will be entitled to have issued to him (in addition to the shares which would otherwise be issued to him upon such exercise) the number of shares of the class which would have been issued to him under that bonus issue (bonus shares) if on the record date for the bonus issue he had been registered as the holder of the number of shares of which he would have been registered as holder if, immediately prior to that date, he had duly exercised his options and the shares the subject of such exercise had been duly allotted and issued to him. The bonus shares will be paid up by the Company out of profits or reserves (as the case may be) in the same manner as was applied in relation to the bonus issue and upon issue will rank pari passu in all respects with the other shares allotted upon exercise of the options.

8.	There is no right to a change in the exercise price of the options or to the number of shares over which the options are exercisable in the event of a new issue of capital (other than a bonus issue) during the currency of the options.

9.	In the event of any reorganisation of the issued capital of the Company on or prior to the Expiry Date, the rights of an optionholder will be changed to the extent necessary to comply with the applicable ASX Listing Rules in force at the time of the reorganisation.

10.	The following provisions shall apply in the case of a U.S. Optionee (as defined below).

(a)	"Section 409A" means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury Regulations promulgated thereunder.

(b)	"U.S. Option" means an option issued to a U.S. Optionee on these terms and conditions.

(c)	“U.S. Optionee” means a holder of options awarded under the Plan who is subject to U.S. federal income taxation.

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(d)	Bonus shares shall be issued upon the exercise of a U.S. Option only to the extent that such issuance does not cause the option to be or become nonqualified deferred compensation within the meaning of Section 409A.

(e)	The action of the Board was intended to constitute a grant of options for purposes of Section 409A.

(f)	U.S. Options are intended to be rights that do not provide for the deferral of compensation subject to Section 409A by means of complying with U.S. Treasury Regulations Section 1.409A-1(b)(5) or to otherwise be exempt from Section 409A. A U.S. Option shall be interpreted and administered in a manner so as to avoid the imposition of additional tax, interest, or other sanction on a U.S. Optionee pursuant to Section 409A. If any provision, term, or condition of a U.S. Option would otherwise frustrate or conflict with such intent, such provision, term or condition will be interpreted and deemed amended so as to avoid such conflict to the fullest extent possible. If, at any time, the Company determines that the terms of a U.S. Option may result in additional tax, interest, or other sanction on a U.S. Optionee under Section 409A, the Company shall have the authority, but shall not be required, to enter into an amendment of such U.S. Option that is designed to avoid the imposition of such additional tax, interest, or other sanction on the U.S. Optionee. Notwithstanding any other provision of any U.S. Option, the Company does not guarantee or warrant to any person that a U.S. Option intended to not be subject to or otherwise exempt from Section 409A shall be so exempt, nor that a U.S. Option intended to comply with Section 409A shall so comply, nor shall the Company indemnify, defend, or hold harmless any person with respect to the tax consequences of any such failure of any U.S. Option to not be subject to, not be exempt from, or otherwise not comply with Section 409A. A U.S. Optionee or beneficiary thereof shall be solely responsible for any and all tax consequences of U.S. Options awarded to him or her, including any tax consequences arising under Section 409A. The Company provides no guarantee or assurance concerning the tax consequences to any person of U.S. Options.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

ANNEXURE “C”

U.S. SCHEDULE 14A PROXY STATEMENT

Level 36, Exchange Plaza,

2 The Esplanade

Perth, Western Australia 6000

Telephone: +61 8 9220 9830

SCHEDULE 14A PROXY STATEMENT

pursuant to the

U.S. Securities Exchange Act of 1934

GENERAL INFORMATION

Proxy Solicitation

This proxy statement, in the form mandated by the U.S. Securities and Exchange Commission under United States securities laws (this “U.S. Proxy Statement”), is being furnished by the Board of Directors (the “Board”) of Samson Oil & Gas Limited, an Australian corporation (“we,” “us,” “Samson” or the “Company”), in connection with our solicitation of proxies for Samson’s General meeting of shareholders to be held at Level 8, Conference Room, Exchange Plaza, 2 The Esplanade, Perth, Western Australia 6000 on May 30, 2012 at 10:00 am Western Australian Daylight Time, and at any adjournments or postponements thereof.  The information contained in this U.S. Proxy Statement supplements the information provided to holders of ordinary shares in the Notice of Meeting and the accompanying Explanatory Memorandum to Shareholders and Proxy Form.  In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. Also, brokers, banks and other persons holding ordinary shares or American Depositary Shares (“ADSs”) representing ownership of ordinary shares on behalf of beneficial owners will be requested to solicit proxies or authorizations from beneficial owners. We will bear all costs incurred in connection with the preparation, assembly and mailing of the proxy materials and the solicitation of proxies and will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our ordinary shares or ADSs.

This U.S. Proxy Statement and the Proxy Form enclosed with the Australian Notice of Meeting are expected to be first sent to our shareholders on or about April 25, 2012. This U.S. Proxy Statement and related proxy materials are also available at http://www.samsonoilandgas.com.

Business of the General Meeting

At the general meeting, shareholders will be asked to pass resolutions:

•	approving the Long Term Incentive Program;

•	approving the issue of shares to T. Barr under that Long Term Incentive Program; and

•	approving the issue of options to members of the Board Directors.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

Shareholders Entitled to Vote

May 28, 2012, has been fixed as the record date for the determination of holders of ordinary shares entitled to vote at the general meeting. Each ordinary share is entitled to one vote. Votes may not be cumulated.

As of April 10, 2012, there were 1,758,622,297 fully paid ordinary shares on issue.

Under our constitution, the quorum for a meeting of holders of ordinary shares is two holders of ordinary shares.

Each ADS holder may vote the ordinary shares underlying their ADSs. ADS holders should read “Differences between ADS Holders and Ordinary Shareholders” directly below.

Differences between ADS Holders and Ordinary Shareholders

The Bank of New York Mellon, as depositary, executes and delivers ADSs on our behalf.  We are requesting the depositary, which holds ordinary shares, to seek our ADS holders’ instructions for the general meeting.  ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs.

Because we have asked the depositary to seek our ADS holders’ instructions, the depositary will notify our ADS holders of the upcoming vote and arrange to deliver our voting materials and form of notice to them. The depositary then tries, as far as practicable, subject to Australian law and the provisions of the depositary agreement, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot assure our ADS holders that they will receive this U.S. Proxy Statement and the other proxy materials in time to ensure that they can instruct the depositary to vote their shares. In addition, there may be other circumstances in which our ADS holders may not be able to exercise voting rights.  Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by withdrawing the ordinary shares.  However, even though we are subject to U.S. domestic issuer proxy rules and announcements of our shareholder meetings are made by press release and filed with the SEC, our ADS holders may not know about the meeting enough in advance to withdraw the ordinary shares.

Our ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.  A deposit agreement among us, the depositary and our ADS holders sets out ADS holder rights as well as the rights and obligations of the depositary.  New York State law governs the deposit agreement and the ADSs.

Differences between Holding Shares of Record and as a Beneficial Owner

Most holders of ordinary shares hold their ordinary shares through a broker or other nominee rather than directly in their own name. If your ordinary shares are registered directly in your name with our transfer agent, Security Transfer Registrars Pty Ltd, you are considered, with respect to those shares, the shareholder of record, and we are sending this U.S. Proxy Statement and the other proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

If your ordinary shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of ordinary shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the general meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

If you are an ADS holder and your ADSs are held in a brokerage account or by another nominee, this U.S. Proxy Statement and the other proxy materials are being forwarded to you together with a voting instruction card by your broker or nominee (who received the proxy materials from the depositary). As the beneficial owner of the ADSs, you may direct the depositary how to vote and are also invited to attend the general meeting.

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Notice of General Meeting – 30 May 2012

Attending the General Meeting

All holders of record of ordinary shares and all ADS holders as of the record date, or their duly appointed proxies, may attend the general meeting. If you are not a holder of ordinary shares of record but hold shares through a broker or nominee (i.e., in street name) or are an ADS holder, you should provide proof of beneficial ownership or ADS ownership on the record date, such as your most recent account statement prior to May 28, 2012, a copy of the voting instruction card provided by your broker, trustee or nominee or the depositary, or other similar evidence of ownership.

Voting in Person at the General Meeting

Ordinary shares held in your name as the shareholder of record may be voted in person at the general meeting. Ordinary shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the general meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described below so that your vote will be counted if you later decide not to attend the meeting. ADS holders will not be able to vote in person at the general meeting unless they receive a proxy from the depositary (the sole record holder of ADSs). Instructions for obtaining a proxy from the depositary are included in the material that the depositary sends to ADS holders.

Voting Without Attending the General Meeting

Whether you hold shares directly as an ordinary shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the general meeting.  Ordinary shareholders of record may complete and return the enclosed proxy form.  Beneficial owners of ordinary shares and holders of ADSs may direct how your shares are voted without attending the general meeting by following the instructions in the voting instruction card provided by your broker, trustee, or depositary, as applicable.

Revocation of Proxies

Holders of ordinary shares can revoke their proxy at any time before it is voted at the general meeting by either:

•	Submitting another timely, later–dated proxy by mail;

•	Delivering timely written notice of revocation to our Secretary; or

•	Attending the general meeting and voting in person.

If your ordinary shares are held beneficially in street name or you are an ADS holder, you may revoke your proxy by following the instructions provided by your broker, trustee, nominee or depositary, as applicable.

Absence of Appraisal Rights

We are incorporated under the laws of Australia and, accordingly, are subject to the Australian Corporations Act 2001. Under the Corporations Act 2001, our shareholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the general meeting.

RESOLUTION 1 – APPROVAL OF LONG TERM INCENTIVE PROGRAM

Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of ASX Listing Rule 7.2, exception 9, NYSE Amex Listing Rule Section 711, and all other purposes, this meeting approves the establishment of and issue of securities in the Company under the Long Term Incentive Program, a copy of which is set out in Appendix “A” to the explanatory memorandum which accompanied the notice convening this meeting”

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

The Board of Directors has unanimously adopted the Program in the form attached as Annexure “A” to the Notice of Meeting, subject to the approval of the Long Term Incentive Program (the “Program”) by the shareholders at the meeting. Our Board is recommending that the shareholders adopt this Program. Our Board believes that the Program: (i) will reward and retain our experienced professionals, (ii) is necessary for Samson to attract, hire and retain quality employees in an industry that has a very competitive market for talented employees, and (iii) will reinforce a broad based, long-term ownership focus for Samson employees.

The following is a summary of the principal features of the Program and is qualified in its entirety by reference to the full text of the Program, a copy of which is attached a copy of which is set out in Annexure “A” to the Notice of Meeting.

Program Summary

The Program provides for the granting of long term equity incentive awards to employees. We currently have nine employees, including two part time employees.

Composition of Awards: Each award will be comprised of ordinary shares, restricted stock and cash performance awards. In each award, the number of ordinary shares plus the number of shares of restricted stock shall equal the number of performance awards.

Shares Subject to the Program: A maximum of 200 million ordinary shares may be issued under the Program. Each restricted stock and performance award issued under the program will be counted as one ordinary share against the maximum ordinary share limit.

Vesting: Awards will vest in four equal installments. The first 25% of stock (which will be in the form of ordinary shares) and performance awards will vest upon the later to occur of: (i) grant of the award, and (ii) the date of receipt of shareholder approval if necessary. The remaining three installments of stock (which will be in the form of restricted stock) and cash performance awards shall vest on the first, second and third anniversary dates of the grant date for participants who continue to be employed with Samson through each anniversary vesting date.

Upon a participant’s termination of employment, all unvested awards shall be forfeited by the participant. However, if the termination of employment is the result of death or disability, the awards will vest immediately. In addition, if the termination is the result of retirement, and the participant provides consulting services to Samson after retirement, the awards will vest on the same schedule as if the participant remained employed by Samson.

In the event of change of control of Samson, all awards will fully vest on date of the change of control.

Determination of Value of Performance Awards: The cash performance awards will have a value equal to 50% of the combined volume weighted average price of Samson’s ordinary shares and ADSs for the last 20 trading days immediately preceding the date that the performance awards vest. Each performance award will be counted as one ordinary share.

Determination of Amount of Awards: The amount of awards under the Program is determined automatically based upon the amounts granted to employees under Samson’s short term cash bonus or award programs. Each time Samson’s Compensation Committee accepts a final formulation of a short term cash bonus or award, a corresponding award under the Program shall be made automatically to Participants. The number of ordinary shares, restricted stock and cash performance awards granted in each award under the Program shall be determined by dividing the amount of the participant’s short term award for the prior short term bonus period by the combined volume weighted average price of Samson’s ordinary shares and ADSs for the last 20 trading days of the prior short term bonus period.

By way of illustration, Samson’s “2011 Cash Bonus Plan” was a short term cash bonus plan, under which amounts awarded were approved by the Compensation Committee in February 2012. The amount of awards granted under the 2011 Bonus Plan will be included in the Program as a base to determine grants under the Program. The grants under the 2011 Bonus Plan will be deemed made on the date of shareholder approval of the Program.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

The 2011 Bonus Plan cash bonuses were based upon the officers’ annual compensation and the difference between the combined volume weighted average price for the Company’s ordinary shares and American Depositary Shares in December 2011 compared to the corresponding prices in December 2010. The amounts granted to each officer were as follows:

Terence M. Barr:	$250,800
David Ninke:	$137,712
Dan Gralla:	$127,680
Robyn Lamont:	$106,248
Denis Rakich:	A$54,720. The US$ equivalent of A$54,720 as of February 8, 2012 was $59,098 (A$1.00=U.S.$1.0800).

Taking Terence M. Barr as an example, the amount of his short term award (US$250,800) for the prior short term bonus period divided by the combined volume weighted average price of Samson’s ordinary shares and ADSs for the last 20 trading days of the prior short term bonus period was A$0.0934/US$0.095, to reach the following result:

661,392 Ordinary Shares: These ordinary shares will vest upon receipt of shareholder approval of the Program.

1,984,178 shares of Restricted Stock: Each share of restricted stock equals one ordinary share. The restricted stock shall vest on the first, second and third anniversary dates of the grant date.

2,645,570 Cash Performance Awards: The performance awards shall vest on the first, second and third anniversary dates of the grant date. The performance awards will have a value equal to 50% of the combined volume weighted average price of Samson’s ordinary shares and ADSs during the last 20 trading days immediately preceding the date that the performance awards vest.

The performance criteria and amounts granted for future short term bonuses may be different from the 2011 Bonus.

New Plan Benefits: Awards under the Program that are based upon the amounts payable under the 2011 Bonus Plan and June 2012 Bonus Plan were deemed approved by the Committee upon the Committee’s adoption of this Program on March 18, 2012. The table below shows the number of ordinary shares, restricted stock and cash performance awards allocated under the Program based on the 2011 Bonus Plan, as those amounts are determinable. The 2011 Bonus Plan awards will be granted on the date of receipt of shareholder approval of the Program. As a result, while the number of awards is determinable, the value of the awards will not be determinable until the grant date. The number of awards to be granted under the June 2012 Bonus Plan will be determined based on performance measures for the period January 1, 2012 through June 30, 2012. The performance measures are set forth in the Form 8-K filed on January 6, 2012. Awards based on amounts payable under future short term bonus plans shall be approved by the Compensation Committee when the Committee establishes such future short term cash bonus plans, and cannot be determined at this time.

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2012 Long Term Incentive Plan Awards through April 10, 2012

	Number of
Name and Position	Ordinary Shares	Restricted Stock(1)	Cash Performance Awards (1)(2)
Terence M. Barr Managing Director, Chief Executive Officer and President
Award Based on 2011 Bonus Plan	661,392	1,984,178	2,645,570
Robyn Lamont Chief Financial Officer
Award Based on 2011 Bonus Plan	280,190	840,569	1,120,759
David Ninke Vice President–Exploration
Award Based on 2011 Bonus Plan	363,165	1,089,493	1,452,658
Denis Rakich Secretary
Award Based on 2011 Bonus Plan	146,467	439,400	585,867
Dan Gralla Vice President–Engineering
Award Based on 2011 Bonus Plan	336,709	1,010,126	1,346,835
Executive Officer Group	1,787,923	5,363,766	7,151,689
Non-Executive Officer Employee Group	331,703	995,110	1,326,813

(1)	Restricted stock and cash performance awards shall vest on the first, second and third anniversary dates of the grant date for participants who continue to be employed with Samson through each anniversary vesting date.

(2)	The cash performance awards will have a value equal to 50% of the combined volume weighted average price of Samson’s ordinary shares and ADSs for the last 20 trading days immediately preceding the date that the performance awards vest. Each performance award will be counted as one ordinary share.

Amendment and Termination: The Compensation Committee may terminate the Program and may amend the program at any time, without obtaining the approval of Samson’s shareholders. However, no amendment of any outstanding award shall adversely and materially affect the rights of the participant unless the participant consents in writing.

Approval of the Program: The Program will be approved by shareholders if a majority of votes cast with respect to the proposal are voted for the approval thereof. Abstentions and broker “non-votes” will not be included in determining the number of votes cast on this proposal.

You may vote “For,”  “Against” or “Abstain” on Resolution 1.  Approval of compensation plans are determined by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution.  In accordance with Listing Rule 7.5.6, the Company will disregard any votes cast on Resolution 1 by any director of the Company (except a director who is ineligible to participate in any employee incentive scheme in relation to the Company) any of their associates.

However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the direction on the proxy form; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

Neither broker non–votes nor abstentions will affect the outcome of the resolution.

RESOLUTION 2 – ISSUE OF SHARES TO T BARR UNDER LONG TERM INCENTIVE PROGRAM

Australian law requires us to obtain shareholder approval for grants of equity securities to members of our Board.

Shareholders will be asked to vote on the following ordinary resolution:

“That, subject to the passing of resolution 1 set out in the notice convening this meeting, for the purposes of ASX Listing Rule 10.14, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of up to 2,684,471 shares in the Company to Mr T. Barr, a director of the Company (or his nominee) under the Long Term Incentive Program approved by that resolution.”

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The ordinary shares will be issued pursuant to the Long Term Incentive Program.

You may vote “For,”  “Against” or “Abstain” on Resolution 2.  Equity securities grants to members of the Board are determined by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution.  In accordance with Listing Rule 10.15.5 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on Resolution 2 by Mr. Barr or any of his associates. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

RESOLUTION 3 – ISSUE OF OPTIONS TO V RUDENNO

Australian law requires us to obtain shareholder approval for grants of equity securities, including options, to members of our Board.

Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 3,000,000 options to subscribe for shares in the Company to Dr V Rudenno, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting.”

The terms of the options are set forth in Annexure “B” to the Australian Notice of Meeting’s Explanatory Memorandum.

You may vote “For,”  “Against” or “Abstain” on Resolution 3.  Equity securities grants to members of the Board are determined by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution.  In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on Resolution 3 by Dr. Rudenno or any of his associates. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

RESOLUTION 4 – ISSUE OF OPTIONS TO T BARR

Australian law requires us to obtain shareholder approval for grants of equity securities, including options, to members of our Board.

Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 3,000,000 options to subscribe for shares in the Company to Mr T Barr, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting.”

The terms of the options are set forth in Annexure “B” to the Australian Notice of Meeting’s Explanatory Memorandum.

You may vote “For,”  “Against” or “Abstain” on Resolution 4.  Equity securities grants to members of the Board are determined by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution.  In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on Resolution 4 by Mr. Barr or any of his associates. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

RESOLUTION 5 – ISSUE OF OPTIONS TO K SKIPPER

Australian law requires us to obtain shareholder approval for grants of equity securities, including options, to members of our Board.

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Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 2,000,000 options to subscribe for shares in the Company to Mr K. Skipper, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting.”

The terms of the options are set forth in Annexure “B” to the Australian Notice of Meeting’s Explanatory Memorandum.

You may vote “For,”  “Against” or “Abstain” on Resolution 5.  Equity securities grants to members of the Board are determined by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution.  In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on Resolution 5 by Mr. Skipper or any of his associates. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

RESOLUTION 6 – ISSUE OF OPTIONS TO D CRAIG

Australian law requires us to obtain shareholder approval for grants of equity securities, including options, to members of our Board.

Shareholders will be asked to vote on the following ordinary resolution:

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 2,000,000 options to subscribe for shares in the Company to Dr D Craig, a director of the Company (or her nominee), such options to be issued on the terms and conditions set out in Appendix “B” to the explanatory memorandum which accompanied the notice convening this meeting.”

The terms of the options are set forth in Annexure “B” to the Australian Notice of Meeting’s Explanatory Memorandum.

You may vote “For,”  “Against” or “Abstain” on Resolution 6.  Equity securities grants to members of the Board are determined by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution.  In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, the Company will disregard any votes cast on resolution 6 by Dr. Craig or any of her associates. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This section sets forth information regarding the beneficial ownership of our ordinary shares, including ordinary shares held by means of ADSs, by certain holders of our ordinary shares and by our executive officers and directors.  Beneficial ownership has been determined in accordance with applicable SEC rules, pursuant to which a person is deemed to be the beneficial owner of securities if he or she has or shares voting or investment power with respect to such securities or has the right to acquire voting or investment power within 60 days. Except as otherwise indicated, (i) the address of the persons listed below is c/o Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, CO 80202 and (ii) the persons listed below, to our knowledge, have sole voting and investment power with respect to all shares of ordinary shares shown as beneficially owned by them, subject to the application of community property laws where applicable.

As of April 10, 2012, Samson does not know of any beneficial owners of more than 5% of the Company’s ordinary shares. All information concerning security ownership of certain beneficial owners is based upon filings made by such persons with the SEC or upon information provided by such persons to us.

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The following table sets forth information regarding beneficial ownership of our ordinary shares by our executive officers and directors as of April 10, 2012.  To the Company’s knowledge, none of the ordinary shares held by our executive officers and directors have been pledged as security as of that date. Beneficial ownership representing less than 1% is denoted with an asterisk.

	Ordinary Shares Beneficially Owned
Name	Amount of Ordinary Shares	Percent of Total Ordinary Shares
Terence Maxwell Barr(1)	21,210,348	*
Dan Gralla(2)	5,922,682	*
Robyn Lamont(3)	9,343,094	*
David Ninke(4)	9,119,874	*
Denis Rakich(5)	3,333,333	*
Victor Rudenno(6)	11,036,502	*
Keith Skipper(7)	7,236,502	*
DeAnn Craig	4,000,000	–
Directors and Current Executive Officers as a group (eight persons)	62,082,461	3%

(1)	Consists of 10,215,368 ordinary shares, 24,104 ADSs (482,080 ordinary shares), currently exercisable options to purchase 10,000,000 ordinary shares, and currently exercisable warrants to purchase 512,960 ordinary shares.
(2)	Consists of 341,756 ordinary shares, 70,713 ADSs (1,414,260 ordinary shares) and currently exercisable options to purchase 4,166,666 ordinary shares.
(3)	Consists of 2,215,568 ordinary shares, 21,543 ADSs (430,860 ordinary shares), currently exercisable options to purchase 6,666,666 ordinary shares, and currently exercisable warrants to purchase 30,000 ordinary shares.
(4)	Consists of 368,608 ordinary shares, 104,230 ADSs held free of restrictions (2,084,600 ordinary shares), and 6,666,666 options currently exercisable.
(5)	Consists of currently exercisable options to purchase 3,333,333 ordinary shares.
(6)	Consists of 4,236,502 ordinary shares, options currently exercisable to purchase 6,500,000 ordinary shares, and currently exercisable warrants to purchase 300,000 ordinary shares.
(7)	Consists of 736,502 ordinary shares and currently exercisable options to purchase 6,500,000 ordinary shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we discuss our compensation philosophy and objectives, what the compensation program is designed to reward, and the materials elements of the compensation program for our named executive officers (“executive officers”). Our compensation committee is currently comprised of the three independent members of the Board: committee chairperson Keith Skipper, Dr. Victor Rudenno and Dr. DeAnn Craig.  The Compensation Committee was established in July 2011, prior to which the independent directors of the board functioned similarly to a compensation committee but were not formally organized as one.  The present compensation committee and its predecessor group of independent directors are referred to herein as the “Compensation Committee” except where the context requires otherwise.

Compensation Philosophy and Objectives

The Compensation Committee believes that:

•	executive interests should be aligned with shareholder interests;

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Notice of General Meeting – 30 May 2012

•	executive compensation should be structured to provide appropriate incentive and reasonable reward for the contributions made and performance achieved; and

•	a competitive compensation package must be provided to attract, motivate, and retain experienced and talented executives.

Our executive compensation program is designed to align pay with short –  and long – term company performance. The intent of the program is to put a substantial portion of compensation at risk and tied to performance, and to reward unique or exceptional contributions to overall sustainable value creation for shareholders. The Compensation Committee’s intent is to maintain an executive compensation program that:

•	encourages growth in our oil and natural gas development and exploration, cash flow, balance sheet discipline, cost containment, achievement of production targets and responsible health and safety procedures, stakeholder engagement and environmental compliance;

•	aligns executive and shareholder interests by creating an ongoing equity ownership position for executives;

•	attracts, motivates and retains superior executive talent over the long – term; and

•	provides compensation opportunities for high – performing executives.

The components of our executive compensation are presented below and discussed in more detail later in this report:

•	a base salary that is competitive to the base salaries offered by other oil and gas exploration and production enterprises similar to our Company, the actual level of which is determined by individual performance, experience, and personal competencies;

•	annual cash incentive compensation for achieving targeted performance levels; and

•	ordinary share options to reward achievement of Company objectives, individual responsibility and productivity, and high quality work.

While the Compensation Committee believes the total compensation of our executive officers should be competitive to companies approximately our size in the same industry, it will not mechanically apply the above compensation components. Rather, careful consideration is given to the appropriate percentage mix of such components so that each of our executive officers is individually and appropriately incentivized. In addition, the Compensation Committee may approve case–specific compensation plans to accommodate individual circumstances or non – recurring situations, as appropriate.

Employment Agreements

We entered into revised employment agreements with each of our executive officers (except for Mr. Rakich) effective as of January 1, 2011, pursuant to which each executive officer will receive benefits if his or her employment is terminated (other than for cause) by our Company, by the executive officer’s death or disability or in certain circumstances following a change in control. These arrangements reinforce and encourage our executive officers’ continued attention and dedication to their duties without the distraction arising from the possibility of a change in control of our Company and are intended to facilitate a smooth transition in the event of a change in control of our Company. In addition, these arrangements provide our executive officers with severance to help ease their financial transition from our Company.

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Notice of General Meeting – 30 May 2012

Setting Compensation

Management provides the Compensation Committee with summary compensation information to assist it in understanding the totality of our executive compensation and benefit programs. This information shows the total dollar value of an executive officer’s accumulated compensation and benefits. These summaries provide the Compensation Committee with important information useful in analyzing and understanding the design, operation, and effectiveness of our executive compensation programs.  Neither the Board, the Compensation Committee nor management retained a compensation consultant to determine or recommend the amount nor form of executive and director compensation for the fiscal year ended June 30, 2011.  Management has retained Mercer (US) Inc. and Enercom Inc. to provide advice regarding compensation starting in the fiscal year ending June 30, 2012.

The Compensation Committee approves the final determination of compensation for Mr. Barr, our Managing Director, President and Chief Executive Officer.  Mr. Barr makes recommendations to the Compensation Committee with respect to the compensation of our other executive officers based on the individual performance of each executive. In making its determinations with respect to compensation of our Chief Executive Officer and other executive officers, the Compensation Committee reviews the summary compensation information for each executive officer and considers the executive officer’s base salary, potential payments under selected performance scenarios and termination of employment and change–in–control scenarios, as well as accumulated equity in our Company, all in light of peer group practices. The purpose of this process is to analyze the total amount of actual and projected compensation of our executive officers and to determine whether any one component of compensation should be changed. The Compensation Committee then considers whether the actual and projected compensation is aligned with its compensation philosophy and competitive market practices.

The Compensation Committee has determined that the compensation of our executive officers, both the total and its components, is generally consistent with the Compensation Committee’s expectations, philosophy, and current market practices.

Elements of Compensation

There are three primary components of our executive compensation program: (1) base salary; (2) annual cash bonuses; and (3) equity-based awards. Company perquisites are a minor element of our executive compensation program. Each element is described below.

Base Salary.   The Compensation Committee believes that base salary is a critical element of executive compensation for attracting and retaining outstanding employees at all levels. The base salaries of our executive officers are reviewed by the Compensation Committee on the contract renewal date and adjusted from time to time to realign salaries with market levels, after taking into account individual responsibilities, performance, and experience. Base salaries are targeted for all executive officers at a level that is competitive with the base salaries offered by companies of similar size in our industry. Individual salaries take into account the individual’s performance, experience, and personal competencies.

Base salaries were not increased for our executive officers from 2009 to 2010.  Instead, the independent directors of the Board put in place a reduction in cash and benefits for all executive officers at that time to conserve cash. This reduction remained in place until May 1, 2010, at which time the independent directors determined that it was no longer necessary. To compensate the executive officers for the reduction in cash and benefits, they were granted ordinary shares valued at the volume weighted average price in amounts based on their respective unpaid salary and benefits. Executive officers were also granted optional additional unpaid leave.

Based upon improving financial performance of the Company and a review of base salaries for comparable positions by companies of similar size in our industry, the independent directors determined that salary increases were warranted.  The employment agreements described above in “Employment Agreement” reflect an increase in each executive officer’s base salary.

Annual Cash Bonuses. The independent directors exercised their discretion to approve discretionary bonuses to certain named executive officers based on its subjective evaluation of their individual performance for the year ended June 30, 2011 and are set forth in the Summary Compensation Table, below.

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The employment agreements described above in “—Employment Agreements” provide for a cash bonus for calendar year 2011 in an amount equal to as much as 80% (100% in the case of Mr. Barr) of the executive’s total compensation. Under the annual cash bonus plan, the portion of the target bonus that the executive will receive is determined by reference to the amount of the percentage increase, if any, in the combined volume weighted average price (the “CVWAP”) for the Company’s ordinary shares on the ASX and its ADSs on the NYSE Amex, for all trading days in December 2011 as compared to the CVWAP for all trading days in December 2010.  The Board or Compensation Committee may elect to pay the executive officer a higher percentage of the target bonus, but not over the 80% limit (100% in the case of Mr. Barr), than would otherwise be payable on account of the increase in the CVWAP if the Board or Compensation Committee determines that such higher percentage is warranted under the circumstances.

The bonus payout target can be summarized as follows:

	2010 to 2011 CVWAP Increase (%)	Minimum Percentage of Target Bonus Payable (%)
Combined Volume Weighted Average Price	≤ 24.99	Nil
	25.00 to 49.99s	25
	50.00 to 99.99s	50
	≥ 100	100

This cash bonus formula will not apply for calendar year 2012. On December 31, 2011, the Compensation Committee adopted an Incentive Compensation Plan pursuant to which the named executive officers became eligible for cash awards for the six month period beginning January 1, 2012, to June 30, 2012 based on the extent to which specified performance targets are met during the six month period.

Equity-based Awards. We believe the use of ordinary share options creates an ownership culture that encourages the long-term performance of our executive officers and option grants is a fair form of equity compensation because it aligns the recipient’s interests with those of our shareholders.  We currently sponsor the Samson Oil & Gas Stock Option Plan.  In the fiscal year ended June 30, 2011, 36 million options were granted under the Samson Oil & Gas Stock Option Plan to executive officers.  These options have an exercise price of A$0.08 per share, an expiry date of December 31, 2014, and vest in equal installments annually over three years beginning on January 31, 2011.

During the year ended June 30, 2011, in conjunction with the reduction in salaries accepted by all employees and directors of the Company during the fiscal year ended June 30, 2010, the Company issued 6,330, 126 ordinary shares to executive officers and directors.  We determined how many ordinary shares to grant based on the volume weighted average share price across the ASX and NYSE Amex for the period being compensated: October 1, 2009 through April 30, 2010, which was $2.3 cents per share.

Perquisites and Other Compensation

We have provided, and intend to continue to maintain, relatively modest executive benefits and perquisites for our executive officers. However, the independent directors in their discretion may revise, amend or add to our executive officers’ benefits and perquisites if it deems such action advisable.

The Company maintains a health insurance plan and a 401(k) plan (including matching Company contributions), that are provided to all employees located in the United States.  The Company is required by Australian law to contribute a portion of the gross income of any employee and certain directors located in Australia to an approved superannuation fund. The Company contributes to the superannuation fund for Denis Rakich and Keith Skipper.

Risk Considerations

The Compensation Committee Compensation Committee and management have reviewed our compensation policies and practices and believe they encourage prudent business decisions and do not create or encourage excessive risks or risk taking that is reasonably likely to result in a material adverse impact on the Company.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

Compensation Committee Interlocks and Insider Participation

None of members of the Compensation Committee have been or will be one of the Company’s officers or employees.  The Company does not have any interlocking relationships between its executive officers and the Compensation Committee, nor has any such interlocking relationship existed in the past.  Mr. Barr did not participate in deliberations concerning his own compensation as Managing Director, Chief Executive Officer and President.

Compensation Committee Report

We, the Compensation Committee of the Board, have reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of the Company, and, based on such review and discussion, have recommended to the Board inclusion of the Compensation Discussion and Analysis in this U.S. Proxy Statement.

Compensation Committee:

Mr. Keith Skipper

Dr. Victor Rudenno

Dr. DeAnn Craig

Executive Officer Compensation in Fiscal Year Ended June 30, 2011

Summary Compensation Table

The following table summarizes the total compensation paid or earned by our principal executive officer, our principal financial officer, and our three other executive officers other than the principal executive officer and principal financial officer who were serving as executive officers as of June 30, 2011 (the “named executive officers”).

Name and Principal Position	Fiscal Year Ended June 30	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compe nsation ($)(4)	Total ($)
Terence M. Barr	2011	333,169		262,500	54,439	501,000	(1)	34,674	1,185,782
Managing Director,	2010	212,644		–	38,735	–		10,966	262,345
Chief Executive	2009	244,193		–	–	–		12,570	256,763
Officer and President

Robyn Lamont	2011	211,477		30,000	24,386	195,065	(2)	20,334	481,262
Chief Financial	2010	134,728		–	17,351	–		16,726	168,805
Officer	2009	171,786		–	–	–		14,719	186,505

David Ninke	2011	241,479		135,000	23,378	195,065	(2)	24,031	618,953
Vice President–	2010	168,860		–	16,634	14,218		16,691	216,403
Exploration	2009	191,344		–	–	33,962		12,310	237,616

Denis Rakich	2011	108,261		16,796	15,784	139,332	(2)	10,826	290,999
Secretary	2010	84,541		–	10,025	–		6,837	101,403
	2009	78,645		–	–	–		7,864	86,509

Dan Gralla	2011	132,648	(3)	–	–	195,065	(2)	7,350	335,063
Vice President–	2010	–		–	–	–		–	–
Engineering	2009	–		–	–	–		–	–

(1)	These options have an expiry date of October 31, 2014 and an exercise price of A$0.08 cents per share. The aggregate grant date fair value was A$0.051. These amounts reflect the Company’s accounting expense under U.S. GAAP and do not correspond to the actual value that will be realized by the executive officers. The corresponding valuation under IFRS would be A$0.036.

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(2)	These options have an expiry date of December 31, 2014 and an exercise price of A$0.08 cents per share. The aggregate grant date fair value was A$0.047. These amounts reflect the Company’s accounting expense under U.S. GAAP and do not correspond to the actual value that will be realized by the executive officers. The corresponding valuation under IFRS would be A$0.031.
(3)	Mr. Gralla’s employment as the Company’s Vice President – Engineering commenced on January 1, 2011. Mr. Gralla’s association with the Company commenced in August 2009 as a consulting engineer through his employment with Whitehall Engineering, a firm he controlled that provides consulting services to Samson. From July 1, 2010 to December 31, 2011, Whitehall Engineering received $158,952, including a bonus of $42,500
(4)	The amounts for 2011 entitled “All Other Compensation ” are detailed in the following table:

Name	Qualified Retirement Plan Employer Match ($)		Premium Towards Health Insurance Plans ($)	Automobile Running Costs ($)
Terence Maxwell Barr	14,752		16,096	3,826
Robyn Lamont	15,621		2,727	1,986
David Ninke	15,125		8,906	–
Denis Rakich	10,826	(1)	–	–
Dan Gralla	7,350		–	–

(1)	Australian law superannuation contributions made by the Company.

Grants of Plan – Based Awards

The following table summarizes grants of awards to our executive officers during fiscal year ended June 30, 2011 and possible future payouts pursuant to those awards.

		Estimated Future Payouts Under Non–Equity Incentive Plan Awards			All Other Stock	All Other Option Awards:
Name	Grant Date	Threshold ($)	Target ($) (1)	Maximum ($)	Awards: Number of Ordinary Shares (#)(2)	Number of Ordinary Shares Underlying Options (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
Terence Maxwell Barr	1/1/11	110,000	220,000	440,000	2,300,580	10,000,000	501,000
Robyn Lamont	1/1/11	58,252	116,505	233,009	1,030,561	7,000,000	195,065
David Ninke	1/1/11	75,500	151,000	302,000	987,956	7,000,000	195,065
Denis Rakich	–	–	–	–	667,018	5,000,000	139,332
Dan Gralla	1/1/11	70,000	140,000	280,000	–	7,000,000	195,065

(1)	Amounts that may be payable under the cash bonus described above in “Compensation Disclosure and Analysis—Elements of Compensation — Annual Cash Bonuses” granted under the executive officers’ employment agreements which are described above under “Compensation Disclosure and Analysis—Employment Agreements”.
(2)	During the year ended June 30, 2011, in conjunction with the reduction in salaries accepted by all employees and directors of the Company during the fiscal year ended June 30, 2010, the Company issued 6,330,126 ordinary shares to executive officers and directors. We determined how many ordinary shares to grant based on the volume weighted average share price across the ASX and NYSE Amex for the period being compensated: October 1, 2009 through April 30, 2010, which was $2.3 cents per share.
(3)	These options are described in “Compensation Disclosure and Analysis—Elements of Compensation—Ordinary Share Options”.

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Outstanding Equity Awards

The following table summarizes the holdings of stock options by our named executive officers as of June 30, 2011.  Each equity grant is shown separately for each named executive officer.

	Option Awards
Name	Number of Securities Underlying Options (#) Exercisable		Number of Securities Underlying Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Terence Maxwell Barr	10,000,000	(1)	–		A$	0.08	10/31/2014

Robyn Lamont	2,333,333	(1)	4,666,667	(1)	A$	0.08	12/31/2014
	2,000,000	(2)	–		A$	0.30	10/10/2012

David Ninke	2,333,333	(1)	4,666,667	(1)	A$	0.08	12/31/2014
	2,000,000	(2)	–		A$	0.25	05/11/2013

Denis Rakich	1,666,666	(1)	3,333,333	(1)	A$	0.08	12/31/2014

Dan Gralla	1,833,333		4,666,667		A$	0.08	12/31/2014

(1)	Options to purchase ordinary shares exercisable into ordinary shares on a 1:1 ratio vest in equal instalments annually over three years beginning on January 31, 2011.

(2)	Options to purchase ordinary shares exercisable into ordinary shares on a 1:1 ratio were granted in 2007. All options have vested.

Option Exercises and Stock Vested

The following table summarizes option exercises and vesting of stock for our executive officers for fiscal year ended June 30, 2011. The amount shown in the “Value Realized on Exercise” column reflects the difference between the exercise price and the market value of the shares on the date of exercise.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Terence Maxwell Barr	–	–	2,300,580	54,439
Robyn Lamont	–	–	1,030,561	24,386
David Ninke	–	–	987,956	23,378
Denis Rakich	–	–	667,018	15,784
Dan Gralla	500,000	42,660	–	–

Pension Benefits

We do not have any tax – qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our executive officers in connection with their retirement.

Non Qualified Defined Contribution and Other Deferred Compensation Plans

We do not have any non – qualified defined contribution plan or other deferred compensation plans that provide for payments or other benefits to our executive officers.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

Potential Payments upon Termination or Change in Control

The table below reflects estimated amounts of compensation payable by us to each of our executive officers (except for Mr. Rakich who does not have an employment agreement with the Company) upon their termination of employment with us. The actual amounts to be paid out can only be determined at the time of such executive officer’s termination.  Regardless of the manner in which an executive officer terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

•	accrued salary;

•	ordinary share options awarded, to the extent vested;

•	any amounts payable pursuant to the terms of company plans and policies (e.g. incentive compensation plan, unused vacation pay, any distributions due under health or disability insurance plans);

•	reimbursement of expenses incurred prior to the date of termination; and

•	amounts contributed and vested under our 401(k) plan.

If an executive officer’s employment is terminated without cause, death or disability, then we will also pay the executive officer an amount equal to his or her total salary for the difference between the 90 days notice of termination that is required by each employment agreement, and the actual notice given by the Company, subject to all appropriate withholdings and deductions.

If there is a change in control of the Company at any time during the term of the employment agreement, however, whether before or after any notice of termination without cause, then the executive officer shall be entitled to receive notice of the effective date of termination 12 months prior to such date.  If there is a change in control during the term of the employment agreement and the Company provides executive officer with a notice of termination that is less than the change in control notice period, then the severance payments shall be based on the difference between the change in control notice period and the actual notice given by the Company.

A “change in control”  is generally deemed to occur under the employment agreements if (i) any person, entity or group becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting securities of the Company; or (ii) as a result of, or in connection with, any tender offer, exchange offer, merger, business combination, sale of assets or contested election of directors, the persons who were directors of the Company immediately before such a transaction no longer constitute a majority of the directors of the Company; or (iii) the Company is merged or consolidated with another corporation or entity and, as a result of the merger or consolidation, less than 50.1% of the outstanding voting securities of the surviving corporation or entity is then owned in the aggregate by the former shareholders of the Company; or (iv) the Company transfers all or substantially all or substantially all of its assets to another company which is not a wholly owned subsidiary of the Company.

The following table shows the potential payments upon termination of employment of our executive officers as of June 30, 2011.  For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his or her employment agreement with the Company.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

Name	Termination Event	Cash Severance Payment ($)	Accelerated Vesting ($) (1)	Continu- ation of Additional Benefits ($)	Total ($)
Terence M. Barr(2)	Voluntary or For Cause:	–	–	–	–
	Without Cause or For Good Reason:	90,466	–	8,186	98,652
	Disability:	90,466	–	8,186	98,652
	Death:	90,466	–	–	90,466

Robyn Lamont	Voluntary or For Cause:	–	–	–	–
	Without Cause or For Good Reason:	51,764	–	3,907	55,671
	Disability:	51,764	–	3,907	55,671
	Death:	51,764	–	–	51,764
	Change in Control:	209,930	296,663	15,846	522,439

David Ninke	Voluntary or For Cause:	–	–	–	–
	Without Cause or For Good Reason:	68,232	–	6,234	74,466
	Disability:	68,232	–	6,234	74,466
	Death:	68,232	–	–	68,232
	Change in Control:	276,717	296,663	25,283	328,663

Denis Rakich	Voluntary or For Cause:	–	–	–	–
	Without Cause or For Good Reason :	–	–	–	–
	Disability:	–	–	–	–
	Death:	–	–	–	–
	Change in Control:	–	–	–	–

Dan Gralla	Voluntary or For Cause:	–	–	–	–
	Without Cause or For Good Reason:	65,416	–	3,625	69,041
	Disability:	65,416	–	3,625	69,041
	Death:	65,416	–	–	65,416
	Change in Control:	265,300	296,663	14,700	336,663

(1)	Options to purchase ordinary shares exercisable into ordinary shares on a 1:1 ratio vest in equal instalments annually over three years beginning on January 31, 2011. The value of the vesting acceleration was calculated by multiplying the number of unvested in–the–money options as of June 30, 2011 by the spread between the closing price of our ordinary shares on June 30, 2011, which was A$0.14, and the exercise price of such unvested options, which is A$0.08. The amounts are converted to US$ as of the A$/US$ exchange rate as of June 30, 2011.

(2)	While Mr. Barr’s employment agreement currently provides for additional severance payments and benefits in the event of a “change in control,” the Company and Mr. Barr have agreed that, in light of ASX rules prohibiting such payments for directors, all such provisions will be removed from that agreement and the parties will renegotiate the severance payments and other benefit s payable to Mr. Barr in the event of a Termination Without Cause or a Resignation With Good Reason.

Director Compensation in 2011

Each member of the Board received A$60,000 per annum. The chairman of the Board received an additional A$25,000 per annum.  Mr. Barr receives no additional compensation for serving as a director.

Director Summary Compensation Table

The following table summarizes the compensation we paid to our non–employee directors during fiscal year ended June 30, 2011.

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Awards ($) (1)	Australian superannuation contributions made by the Company ($)	Total ($)
Neil Thacker MacLachlan(2)	71,630	350,700	350,700	–	441,733
Victor Rudenno	49,400	300,600	300,600	–	356,314
Keith Skipper	23,070	300,600	300,600	26,330	356,314

(1)	On November 18, 2010, 19,000,000 options were issued to the three non–employee directors. These options vested immediately, have an expiry date of October 31, 2014 and an exercise price of A$0.08 per share. The aggregate grant date fair value was A$0.036.

(2)	Mr. MacLachlan resigned his position as director in June 2011.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information regarding ordinary shares issuable upon the exercise of options and warrants granted under our equity compensation plans as of June 30, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted – average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans not approved by security holders.	59,000,000	$0.093	As determined by Board

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Samson Oil & Gas Limited
Notice of General Meeting – 30 May 2012

PROXY FORM

The Secretary

Samson Oil & Gas Limited

Level 36, Exchange Plaza

2 The Esplanade

PERTH WA 6000

I/We
(Full Name – Block Letters)

of
being a member of Samson Oil & Gas Limited hereby appoint

________________________________  to exercise _________________________ % of my/our voting rights

(Name of 1st Proxy)

________________________________  to exercise _________________________ % of my/our voting rights

(2nd Proxy - Optional)

or in his/her absence, the Chairman of the meeting as my/our proxy/proxies to vote on my/our behalf at the General Meeting of the Company to be held at 10.00am on Wednesday 30 May 2012 and at any adjournment thereof.

The Chairman of the meeting will act as your proxy if you do not appoint someone. It is the Chairman’s intention to exercise undirected proxies in favour of the resolution.

If you do not wish to direct your proxy how to vote, please place a mark in the box opposite. ☐

By marking this box you acknowledge that if you have appointed the Chairman as your proxy, he may exercise the undirected proxy even if he has an interest in the outcome of the resolution and votes cast by him other than a proxy holder will be disregarded because of that interest.

You must either mark the boxes directing your proxy how to vote on the resolution or mark this box indicating that you do not wish to direct your proxy how to vote. Otherwise, this proxy form will be disregarded.

I/We understand that if I/we have not directed my/our how to vote, my/our proxy may vote or abstain from voting as he or she thinks fit.

	RESOLUTIONS	FOR	AGAINST	ABSTAIN
1.	Approve Long Term Incentive Program	☐	☐	☐

2.	Issue of shares to T Barr under Long Term Incentive Program	☐	☐	☐

3.	Issue of Options to Dr V Rudenno	☐	☐	☐

4.	Issue of Options to T Barr	☐	☐	☐

5.	Issue of Options to Mr K Skipper	☐	☐	☐

6.	Issue of Options to Dr D Craig	☐	☐	☐

Dated this ________________________day of 2012.

Signature of Member	Signature of Joint Member

or if a company:
THE COMMON SEAL OF _____________________________________)
was affixed in the presence of, )
and the sealing is attested by: )

Secretary	Director

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INSTRUCTIONS FOR APPOINTMENT OF PROXY

(1)	A member entitled to attend and vote at the meeting is entitled to appoint not more than two proxies.

(2)	Where more than one proxy is appointed, each proxy must be appointed to represent a specified proportion of the member's voting rights. If that proportion is not specified, each proxy may exercise one-half of the member’s voting rights.

(3)	A proxy need not be a member of the Company.

Forms to appoint proxies and the Power of Attorney (if any) under which it is signed or an office copy or notarially certified copy thereof must be deposited with the Company at the registered office, Level 36, Exchange Plaza, 2 The Esplanade, Perth, or faxed to the Company (Fax No: (08) 9220 9820 and for overseas shareholders: (618) 9220 9820), not less than 48 hours before the time for holding the meeting. A proxy presented by a company should be under the Common Seal of that company.

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